                                  POWER OF ATTORNEY

Know by all these presents, that the undersigned hereby authorizes Ricardo
Rodriguez, Chief Executive Officer, President, Chief Financial Officer and
Treasurer of Spirit MTA REIT (the "Company") and Jay Young, Secretary of the
Company, each in their respective capacities as such, and each of their respective successors in such offices, and each of them, to execute for and on behalf of the undersigned, all Forms 3, 4, and 5, and any amendments thereto, in accordance with Section 16(a) of the Securities and Exchange Commission.  The
undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-
fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the
Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities and exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of, and transactions in, securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

In Witness Whereof, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of May, 2018.

Signature: /s/ Jackson Hsieh
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Name:     Jackson Hsieh